UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  April 15, 2008



                             KAANAPALI LAND, LLC
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



   Delaware                     000-50273             01-0731997
----------------              ------------       --------------------
(State or other)              (Commission        (IRS Employer
Jurisdiction of               File Number)       Identification No.)
Organization



              900 N. Michigan Avenue, Chicago, Illinois  60611
              ------------------------------------------------
                   (Address of principal executive office)



     Registrant's telephone number, including area code:  (312) 915-1987
     -------------------------------------------------------------------



                                     N/A
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))



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


ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
            CHANGE IN FISCAL YEAR.

      In connection with finalizing our previously announced award of Class C Common Shares of Kaanapali Land, LLC (the "Company"), we have amended our Amended and Restated Limited Liability Company Agreement dated as of November 14, 2002 (the "LLC Agreement"). A copy of the Amendment dated as of April 15, 2008 to the LLC Agreement is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            3.1 Amendment, dated as of April 15, 2008, to the Amended and Restated Limited Liability Company Agreement of Kaanapali Land, LLC dated as of November 14, 2002












































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


                                  SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Kaanapali Land, LLC
                                    ------------------------------
                                    (Registrant)



Date:  April 21, 2008               /s/ Gailen Hull
                                    ------------------------------
                                    Name:   Gailen Hull
                                    Title:  Senior Vice President



















































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


                                EXHIBIT INDEX
                                -------------



EXHIBIT
NO.         DESCRIPTION
-------     -----------

  3.1 Amendment, dated as of April 15, 2008, to the Amended and Restated Limited Liability Company Agreement of Kaanapali Land, LLC dated as of November 14, 2002


























































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